Exhibit 32.2

  CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hudson Acquisition I Corp. (the “Company”) on Form 10-Q for the three months ended March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Hon Man Yun, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 27, 2023	By:	/s/ Hon Man Yun
Hon Man Yun
Chief Financial Officer, and Secretary (Principal Financial and Accounting Officer)